SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                Date of Report
                (Date of earliest
                event reported):        July 24, 2003


                                  Gehl Company
             ------------------------------------------------------
             (Exact name or registrant as specified in its charter)



   Wisconsin                  0-18110                      39-0300430
---------------           ----------------               -------------
(State or other           (Commission File               (IRS Employer
jurisdiction of                Number)                Identification No.)
incorporation)


                  143 Water Street, West Bend, Wisconsin 53095
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 334-9461
                         -------------------------------
                         (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.
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         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits. The following exhibit is being furnished herewith:

              (99) Press Release of Gehl Company, dated July 24, 2003.

Item 9.  Regulation FD Disclosure (Information Is Being Provided Under Item 12).
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     On July 24, 2003, Gehl Company issued a press release announcing its financial results for the quarter and six-month period ended June 28, 2003. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GEHL COMPANY



Date: July 24, 2003                   By:/s/ Kenneth P. Hahn
                                         ---------------------------------------
                                         Kenneth P. Hahn
                                         Vice President of Finance and
                                            Chief Financial Officer

                                  GEHL COMPANY


                   Exhibit Index to Current Report on Form 8-K
                               Dated July 24, 2003

Exhibit
Number
------

(99)           Press Release of Gehl Company, dated July 24, 2003